Van Kampen Series Fund

Exhibit 77I

Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A File No. 33-151294 and 811-7140, as filed with the SEC via Edgar on October 27, 2004.